UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 21, 2017

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36690	26-1398293
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 21, 2017, Zayo Group Holdings, Inc. (the “Company”) issued its earnings release for its fourth fiscal quarter and fiscal year ended June 30, 2017. Subsequently after issuing its release, the Company discovered that there was a typographical error in its description of its July Term Loan Re-Price.  The Recent Developments section of the press release incorrectly stated that the Company’s July Term Loan Re-Price resulted in a downward adjustment of 50 basis points. The July Term Loan Re-Price resulted in a downward adjustment of 25 basis points.  The Company is filing this Current Report on Form 8-K/A (the “Form 8-K/A”) to correct the typographical error in the press release furnished by the Company as Exhibit 99.1 with its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 21, 2017 (the “Original Form 8-K”). Except for correction of the error referenced above, this Form 8-K/A does not update, modify, or amend any disclosures set forth in the Original Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On August 21, 2017, the Company issued a press release announcing its results for its fourth fiscal quarter and fiscal year ended June 30, 2017. A copy of the press release, as corrected, is attached hereto as Exhibit 99.1.

The information contained in this Item 2.02 and Exhibit 99.1, attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission (“SEC”) under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”) whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished with this Form 8-K/A:

Exhibit No.	Description
99.1	Press Release dated August 21, 2017 (corrected).

Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.

	By:	/s/ Ken desGarennes
Ken desGarennes
Chief Financial Officer
DATED: August 21, 2017

EXHIBIT INDEX

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Exhibit No.	Description
99.1	Press Release dated August 21, 2017 (corrected).